REXHALL INDUSTRIES INC - 8-K                               Filing Date: 09/24/04
--------------------------------------------------------------------------------
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2005

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                                                000-30563
----------------------------                            ------------------------
(State or other jurisdiction                            (Commission File Number)
  of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania               18960
-----------------------------------------------------           --------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

--------------------------------------------------------------------------------

Item 3.02. Unregistered Sales of Equity Securities

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                            Principal            Total Offering Price/
  Date                     Title and Amount           Purchaser             Underwriter          Underwriting Discounts
-------------------------- -------------------------- -------------------- --------------------- -----------------------
November 17, 2005          855,498 shares of common   Private investor              NA           $42,775/NA
                           stock issued upon the
                           conversion of a
                           promissory note in the
                           principal amount of
                           $40,000 (including
                           accrued interest)
-------------------------- -------------------------- -------------------- --------------------- -----------------------
November 23, 2005          3,125,000 shares of        Private investor              NA           $250,000/$36,800
                           common stock
-------------------------- -------------------------- -------------------- --------------------- -----------------------


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Delta Mutual, Inc.


Date: November 28, 2005
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer

--------------------------------------------------------------------------------

                                     Page 2